Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2013

On November 1, 2013, the Company acquired all of the issued and outstanding shares of The Dominion of Canada General Insurance Company (Dominion) for an aggregate purchase price of approximately $1.034 billion.  The results of operations of the acquired business are reported in the Company’s Financial, Professional & International Insurance segment from the closing date.

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Net income	$806	$499	$864	$304	$896	$925	$864	$988	$2,473	$3,673
Net income per share:
Basic	$2.04	$1.27	$2.23	$0.79	$2.36	$2.44	$2.33	$2.73	$6.35	$9.84
Diluted	$2.02	$1.26	$2.21	$0.78	$2.33	$2.41	$2.30	$2.70	$6.30	$9.74

Operating income	$801	$495	$867	$278	$887	$816	$883	$981	$2,441	$3,567
Operating income per share:
Basic	$2.03	$1.27	$2.24	$0.72	$2.33	$2.15	$2.38	$2.71	$6.27	$9.56
Diluted	$2.01	$1.26	$2.22	$0.72	$2.31	$2.13	$2.35	$2.68	$6.21	$9.46

Return on equity	13.1%	8.0%	13.6%	4.7%	14.1%	14.6%	13.9%	15.9%	9.8%	14.6%
Operating return on equity	14.7%	9.0%	15.5%	5.0%	15.8%	14.2%	15.2%	16.8%	11.0%	15.5%

Total assets, at period end	$104,838	$104,330	$105,445	$104,938	$103,897	$101,900	$102,685	$103,812	$104,938	$103,812
Total equity, at period end	$24,872	$25,049	$25,905	$25,405	$25,596	$24,890	$24,811	$24,796	$25,405	$24,796

Book value per share, at period end	$63.81	$64.90	$67.81	$67.31	$68.00	$66.65	$68.15	$70.15	$67.31	$70.15
Less: Net unrealized investment gains, net of tax	7.28	7.72	8.68	8.22	7.61	4.53	4.28	3.74	8.22	3.74
Adjusted book value per share, at period end	$56.53	$57.18	$59.13	$59.09	$60.39	$62.12	$63.87	$66.41	$59.09	$66.41

Weighted average number of common shares outstanding (basic)	392.0	388.0	384.0	381.0	377.7	375.9	368.9	359.1	386.2	370.3
Weighted average number of common shares outstanding and common stock equivalents (diluted)	395.8	391.6	387.9	385.3	381.9	379.9	372.9	363.4	389.8	374.3
Common shares outstanding at period end	389.8	386.0	382.0	377.4	376.4	373.5	364.1	353.5	377.4	353.5

Common stock dividends declared	$162	$181	$179	$178	$176	$191	$185	$182	$700	$734

Common stock repurchased:
Under Board of Directors authorization
Shares	6.0	5.6	5.4	5.4	3.7	3.6	9.7	11.4	22.4	28.4
Cost	$350	$350	$350	$400	$300	$300	$800	$1,000	$1,450	$2,400
Other
Shares	0.8	—	—	0.1	0.7	—	0.1	—	0.9	0.8
Cost	$52	$1	$—	$2	$58	$1	$1	$1	$55	$61

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Net income
Operating income	$801	$495	$867	$278	$887	$816	$883	$981	$2,441	$3,567
Net realized investment gains (losses)	5	4	(3)	26	9	109	(19)	7	32	106
Net income	$806	$499	$864	$304	$896	$925	$864	$988	$2,473	$3,673

Basic earnings per share
Operating income	$2.03	$1.27	$2.24	$0.72	$2.33	$2.15	$2.38	$2.71	$6.27	$9.56
Net realized investment gains (losses)	0.01	—	(0.01)	0.07	0.03	0.29	(0.05)	0.02	0.08	0.28
Net income	$2.04	$1.27	$2.23	$0.79	$2.36	$2.44	$2.33	$2.73	$6.35	$9.84

Diluted earnings per share
Operating income	$2.01	$1.26	$2.22	$0.72	$2.31	$2.13	$2.35	$2.68	$6.21	$9.46
Net realized investment gains (losses)	0.01	—	(0.01)	0.06	0.02	0.28	(0.05)	0.02	0.09	0.28
Net income	$2.02	$1.26	$2.21	$0.78	$2.33	$2.41	$2.30	$2.70	$6.30	$9.74

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Basic and Diluted
Net income, as reported	$806	$499	$864	$304	$896	$925	$864	$988	$2,473	$3,673
Participating share-based awards - allocated income	(6)	(4)	(6)	(2)	(6)	(7)	(6)	(8)	(19)	(27)
Net income available to common shareholders - basic and diluted	$800	$495	$858	$302	$890	$918	$858	$980	$2,454	$3,646

Common Shares
Basic
Weighted average shares outstanding	392.0	388.0	384.0	381.0	377.7	375.9	368.9	359.1	386.2	370.3

Diluted
Weighted average shares outstanding	392.0	388.0	384.0	381.0	377.7	375.9	368.9	359.1	386.2	370.3
Weighted average effects of dilutive securities - stock options and performance shares	3.8	3.6	3.9	4.3	4.2	4.0	4.0	4.3	3.6	4.0
Diluted weighted average shares outstanding	395.8	391.6	387.9	385.3	381.9	379.9	372.9	363.4	389.8	374.3

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Revenues
Premiums	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$5,851	$22,357	$22,637
Net investment income	740	738	722	689	670	687	657	702	2,889	2,716
Fee income	82	59	92	90	97	82	107	109	323	395
Net realized investment gains (losses)	10	4	(2)	39	10	167	(22)	11	51	166
Other revenues	37	29	34	20	34	135	44	64	120	277
Total revenues	6,392	6,359	6,512	6,477	6,328	6,674	6,452	6,737	25,740	26,191

Claims and expenses
Claims and claim adjustment expenses	3,364	3,786	3,359	4,167	3,153	3,530	3,297	3,327	14,676	13,307
Amortization of deferred acquisition costs	971	976	986	977	948	950	953	970	3,910	3,821
General and administrative expenses	884	893	904	929	915	931	934	977	3,610	3,757
Interest expense	96	96	93	93	92	86	91	92	378	361
Total claims and expenses	5,315	5,751	5,342	6,166	5,108	5,497	5,275	5,366	22,574	21,246

Income before income taxes	1,077	608	1,170	311	1,220	1,177	1,177	1,371	3,166	4,945
Income tax expense	271	109	306	7	324	252	313	383	693	1,272
Net income	$806	$499	$864	$304	$896	$925	$864	$988	$2,473	$3,673

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$—	$11	$17	$(1)	$—	$(1)	$—	$(9)	$27	$(10)
OTTI losses recognized in net realized investment gains (losses)	$(4)	$(4)	$(3)	$(4)	$(5)	$(2)	$(3)	$(5)	$(15)	$(15)
OTTI gains (losses) recognized in other comprehensive income	$4	$15	$20	$3	$5	$1	$3	$(4)	$42	$5

Other statistics
Effective tax rate on net investment income	19.9%	20.2%	20.0%	19.2%	19.2%	19.7%	19.1%	20.0%	19.8%	19.5%
Net investment income (after-tax)	$593	$589	$578	$556	$542	$551	$531	$562	$2,316	$2,186

Catastrophes, net of reinsurance:
Pre-tax	$168	$549	$91	$1,054	$99	$340	$99	$53	$1,862	$591
After-tax	$109	$357	$59	$689	$65	$221	$64	$37	$1,214	$387

Prior year reserve development - favorable (unfavorable)
Pre-tax	$304	$221	$193	$222	$231	$192	$158	$259	$940	$840
After-tax	$200	$147	$129	$146	$154	$125	$107	$166	$622	$552

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Underwriting gain (loss)	$248	$(47)	$327	$(232)	$385	$235	$387	$435	$296	$1,442
Net investment income	593	589	578	556	542	551	531	562	2,316	2,186
Other, including interest expense	(40)	(47)	(38)	(46)	(40)	30	(35)	(16)	(171)	(61)
Operating income	801	495	867	278	887	816	883	981	2,441	3,567
Net realized investment gains (losses)	5	4	(3)	26	9	109	(19)	7	32	106
Net income	$806	$499	$864	$304	$896	$925	$864	$988	$2,473	$3,673

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	60.1%	68.1%	58.4%	73.0%	56.2%	62.3%	57.3%	56.0%	64.9%	57.9%
Underwriting expense ratio	32.1%	32.4%	31.9%	32.4%	32.3%	32.0%	31.6%	31.7%	32.2%	31.9%
Combined ratio	92.2%	100.5%	90.3%	105.4%	88.5%	94.3%	88.9%	87.7%	97.1%	89.8%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.4%	99.8%	89.3%	104.6%	87.8%	93.8%	88.4%	87.1%	96.3%	89.3%

Impact of catastrophes on combined ratio	3.1%	10.0%	1.6%	18.7%	1.8%	6.1%	1.7%	0.9%	8.3%	2.6%
Impact of prior year reserve development on combined ratio	-5.5%	-4.0%	-3.4%	-4.0%	-4.1%	-3.5%	-2.8%	-4.4%	-4.2%	-3.7%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Billing and policy fees and other	$27	$25	$24	$22	$24	$25	$25	$28	$98	$102
Fee income:
Loss and loss adjustment expenses	$35	$11	$40	$38	$42	$27	$44	$46	$124	$159
Underwriting expenses	47	48	52	52	55	55	63	63	199	236
Total fee income	$82	$59	$92	$90	$97	$82	$107	$109	$323	$395

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Revenues
Premiums	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$5,851	$22,357	$22,637
Net investment income	740	738	722	689	670	687	657	702	2,889	2,716
Fee income	82	59	92	90	97	82	107	109	323	395
Other revenues	37	29	34	20	34	135	44	64	120	277
Total revenues	6,382	6,355	6,514	6,438	6,318	6,507	6,474	6,726	25,689	26,025

Claims and expenses
Claims and claim adjustment expenses	3,364	3,786	3,359	4,167	3,153	3,530	3,297	3,327	14,676	13,307
Amortization of deferred acquisition costs	971	976	986	977	948	950	953	970	3,910	3,821
General and administrative expenses	884	893	904	929	915	931	934	977	3,610	3,757
Interest expense	96	96	93	93	92	86	91	92	378	361
Total claims and expenses	5,315	5,751	5,342	6,166	5,108	5,497	5,275	5,366	22,574	21,246

Operating income before income taxes	1,067	604	1,172	272	1,210	1,010	1,199	1,360	3,115	4,779
Income tax expense (benefit)	266	109	305	(6)	323	194	316	379	674	1,212
Operating income	$801	$495	$867	$278	$887	$816	$883	$981	$2,441	$3,567

Other statistics
Effective tax rate on net investment income	19.9%	20.2%	20.0%	19.2%	19.2%	19.7%	19.1%	20.0%	19.8%	19.5%
Net investment income (after-tax)	$593	$589	$578	$556	$542	$551	$531	$562	$2,316	$2,186

Catastrophes, net of reinsurance:
Pre-tax	$168	$549	$91	$1,054	$99	$340	$99	$53	$1,862	$591
After-tax	$109	$357	$59	$689	$65	$221	$64	$37	$1,214	$387

Prior year reserve development - favorable (unfavorable)
Pre-tax	$304	$221	$193	$222	$231	$192	$158	$259	$940	$840
After-tax	$200	$147	$129	$146	$154	$125	$107	$166	$622	$552

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Statutory underwriting
Gross written premiums	$6,073	$6,240	$6,271	$5,725	$6,188	$6,247	$6,310	$5,912	$24,309	$24,657
Net written premiums	$5,497	$5,868	$5,697	$5,385	$5,597	$5,824	$5,713	$5,633	$22,447	$22,767

Net earned premiums	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$5,851	$22,357	$22,637
Losses and loss adjustment expenses	3,318	3,791	3,310	4,119	3,070	3,490	3,250	3,282	14,538	13,092
Underwriting expenses	1,797	1,838	1,840	1,780	1,799	1,808	1,799	1,794	7,255	7,200
Statutory underwriting gain (loss)	408	(100)	516	(260)	648	305	617	775	564	2,345
Policyholder dividends	12	11	11	12	10	13	7	5	46	35
Statutory underwriting gain (loss) after policyholder dividends	$396	$(111)	$505	$(272)	$638	$292	$610	$770	$518	$2,310

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,791	$40,925	$40,528	$40,656	$40,215	$40,145	$40,037	$41,568	$40,656	$41,568
Increase (decrease) in reserves	$(108)	$134	$(397)	$128	$(441)	$(70)	$(108)	$1,531	$(243)	$912
Statutory basis surplus	$19,867	$19,841	$20,291	$20,048	$20,692	$20,672	$21,509	$21,123	$20,048	$21,123
Net written premiums/surplus (1)	1.12:1	1.12:1	1.10:1	1.12:1	1.09:1	1.09:1	1.05:1	1.08:1	1.12:1	1.08:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Written premiums
Gross	$6,073	$6,240	$6,271	$5,725	$6,188	$6,247	$6,310	$5,912	$24,309	$24,657
Ceded	(576)	(372)	(574)	(340)	(591)	(423)	(597)	(279)	(1,862)	(1,890)
Net	$5,497	$5,868	$5,697	$5,385	$5,597	$5,824	$5,713	$5,633	$22,447	$22,767

Earned premiums
Gross	$5,973	$5,985	$6,132	$6,110	$5,985	$6,091	$6,163	$6,369	$24,200	$24,608
Ceded	(450)	(456)	(466)	(471)	(468)	(488)	(497)	(518)	(1,843)	(1,971)
Net	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$5,851	$22,357	$22,637

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Revenues
Premiums	$2,876	$2,860	$2,982	$2,973	$2,942	$3,018	$3,046	$3,078	$11,691	$12,084
Net investment income	532	536	524	498	487	502	479	507	2,090	1,975
Fee income	82	58	92	90	97	82	106	108	322	393
Other revenues	14	8	9	9	13	114	8	23	40	158
Total revenues	3,504	3,462	3,607	3,570	3,539	3,716	3,639	3,716	14,143	14,610

Claims and expenses
Claims and claim adjustment expenses	1,709	2,049	1,906	2,193	1,749	2,008	1,965	1,854	7,857	7,576
Amortization of deferred acquisition costs	467	465	477	475	475	481	479	478	1,884	1,913
General and administrative expenses	498	504	504	514	517	511	503	521	2,020	2,052
Total claims and expenses	2,674	3,018	2,887	3,182	2,741	3,000	2,947	2,853	11,761	11,541

Operating income before income taxes	830	444	720	388	798	716	692	863	2,382	3,069
Income tax expense	218	82	177	62	208	137	166	229	539	740
Operating income	$612	$362	$543	$326	$590	$579	$526	$634	$1,843	$2,329

Other statistics
Effective tax rate on net investment income	20.0%	20.3%	20.1%	19.1%	19.2%	19.8%	19.2%	20.1%	19.9%	19.6%
Net investment income (after-tax)	$425	$428	$419	$402	$394	$402	$387	$406	$1,674	$1,589

Catastrophes, net of reinsurance:
Pre-tax	$53	$252	$50	$439	$35	$148	$61	$41	$794	$285
After-tax	$34	$164	$33	$285	$23	$96	$40	$27	$516	$186

Prior year reserve development - favorable (unfavorable)
Pre-tax	$248	$58	$41	$120	$113	$55	$36	$121	$467	$325
After-tax	$162	$38	$27	$78	$75	$36	$24	$78	$305	$213

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Underwriting gain (loss)	$177	$(71)	$117	$(82)	$188	$102	$134	$212	$141	$636
Net investment income	425	428	419	402	394	402	387	406	1,674	1,589
Other	10	5	7	6	8	75	5	16	28	104
Operating income	$612	$362	$543	$326	$590	$579	$526	$634	$1,843	$2,329

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.8%	71.0%	62.3%	72.2%	57.7%	65.3%	63.0%	58.6%	65.9%	61.2%
Underwriting expense ratio	31.8%	32.0%	31.0%	31.3%	31.7%	30.9%	30.0%	30.3%	31.5%	30.7%
Combined ratio	89.6%	103.0%	93.3%	103.5%	89.4%	96.2%	93.0%	88.9%	97.4%	91.9%

Impact of catastrophes on combined ratio	1.8%	8.8%	1.7%	14.7%	1.2%	4.9%	2.0%	1.3%	6.8%	2.4%
Impact of prior year reserve development on combined ratio	-8.6%	-2.0%	-1.4%	-4.0%	-3.9%	-1.8%	-1.2%	-3.9%	-4.0%	-2.7%

(1) Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Billing and policy fees and other	$5	$5	$5	$4	$4	$5	$4	$4	$19	$17
Fee income:
Loss and loss adjustment expenses	$35	$10	$40	$38	$42	$27	$43	$45	$123	$157
Underwriting expenses	47	48	52	52	55	55	63	63	199	236
Total fee income	$82	$58	$92	$90	$97	$82	$106	$108	$322	$393

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Statutory underwriting
Gross written premiums	$3,429	$3,280	$3,382	$3,020	$3,626	$3,344	$3,483	$3,124	$13,111	$13,577
Net written premiums	$3,100	$3,026	$2,962	$2,784	$3,260	$3,068	$3,032	$2,873	$11,872	$12,233

Net earned premiums	$2,876	$2,860	$2,982	$2,973	$2,942	$3,018	$3,046	$3,078	$11,691	$12,084
Losses and loss adjustment expenses	1,663	2,057	1,860	2,147	1,668	1,970	1,920	1,805	7,727	7,363
Underwriting expenses	940	928	937	894	969	933	913	888	3,699	3,703
Statutory underwriting gain (loss)	273	(125)	185	(68)	305	115	213	385	265	1,018
Policyholder dividends	10	8	9	10	8	11	5	4	37	28
Statutory underwriting gain (loss) after policyholder dividends	$263	$(133)	$176	$(78)	$297	$104	$208	$381	$228	$990

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Net written premiums by market
Select Accounts	$718	$721	$679	$657	$724	$709	$654	$637	$2,775	$2,724
Commercial Accounts	861	717	805	718	908	732	807	750	3,101	3,197
National Accounts	235	226	202	244	277	242	236	255	907	1,010
Industry-Focused Underwriting	648	636	671	599	699	653	673	620	2,554	2,645
Target Risk Underwriting	429	486	382	369	448	500	441	410	1,666	1,799
Specialized Distribution	208	242	222	198	204	232	220	202	870	858
Total core	3,099	3,028	2,961	2,785	3,260	3,068	3,031	2,874	11,873	12,233
Business Insurance other	1	(2)	1	(1)	—	—	1	(1)	(1)	—
Total	$3,100	$3,026	$2,962	$2,784	$3,260	$3,068	$3,032	$2,873	$11,872	$12,233

Net written premiums by product line
Commercial multi-peril	$819	$777	$769	$735	$828	$771	$755	$729	$3,100	$3,083
Workers’ compensation	944	800	849	807	1,056	860	885	841	3,400	3,642
Commercial automobile	489	499	498	438	484	476	488	449	1,924	1,897
Commercial property	416	481	373	377	427	484	424	413	1,647	1,748
General liability	426	464	452	423	458	469	458	438	1,765	1,823
Other	6	5	21	4	7	8	22	3	36	40
Total	$3,100	$3,026	$2,962	$2,784	$3,260	$3,068	$3,032	$2,873	$11,872	$12,233

National Accounts
Additions to claim volume under administration (1)	$639	$472	$480	$549	$701	$523	$523	$596	$2,140	$2,343
Written fees	$88	$77	$77	$74	$104	$88	$92	$81	$316	$365

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Revenues
Premiums	$737	$766	$772	$770	$735	$751	$785	$958	$3,045	$3,229
Net investment income	104	99	97	95	92	91	88	101	395	372
Fee income	—	1	—	—	—	—	1	1	1	2
Other revenues	8	5	8	5	5	5	5	7	26	22
Total revenues	849	871	877	870	832	847	879	1,067	3,467	3,625

Claims and expenses
Claims and claim adjustment expenses	341	302	309	362	302	332	331	439	1,314	1,404
Amortization of deferred acquisition costs	143	149	149	148	143	147	155	178	589	623
General and administrative expenses	165	165	165	172	162	172	169	202	667	705
Total claims and expenses	649	616	623	682	607	651	655	819	2,570	2,732

Operating income before income taxes	200	255	254	188	225	196	224	248	897	893
Income tax expense	51	73	74	57	62	42	64	77	255	245
Operating income	$149	$182	$180	$131	$163	$154	$160	$171	$642	$648

Other statistics
Effective tax rate on net investment income	18.9%	19.7%	19.3%	19.1%	18.6%	18.6%	18.2%	19.4%	19.2%	18.7%
Net investment income (after-tax)	$85	$79	$78	$77	$75	$74	$72	$81	$319	$302

Catastrophes, net of reinsurance:
Pre-tax	$—	$4	$1	$45	$—	$46	$—	$10	$50	$56
After-tax	$—	$3	$—	$34	$—	$30	$—	$9	$37	$39

Prior year reserve development - favorable (unfavorable)
Pre-tax	$46	$96	$87	$69	$58	$72	$74	$102	$298	$306
After-tax	$31	$66	$60	$46	$40	$47	$51	$66	$203	$204

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Underwriting gain	$59	$99	$97	$50	$85	$76	$85	$85	$305	$331
Net investment income	85	79	78	77	75	74	72	81	319	302
Other	5	4	5	4	3	4	3	5	18	15
Operating income	$149	$182	$180	$131	$163	$154	$160	$171	$642	$648

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	46.0%	39.1%	39.7%	46.6%	40.8%	43.9%	41.8%	45.7%	42.8%	43.2%
Underwriting expense ratio	41.8%	40.9%	40.5%	41.7%	41.5%	42.4%	41.4%	39.3%	41.3%	41.1%
Combined ratio	87.8%	80.0%	80.2%	88.3%	82.3%	86.3%	83.2%	85.0%	84.1%	84.3%

Impact of catastrophes on combined ratio	0.0%	0.4%	0.1%	5.9%	0.0%	6.1%	0.0%	1.0%	1.7%	1.8%
Impact of prior year reserve development on combined ratio	-6.1%	-12.5%	-11.3%	-9.1%	-7.8%	-9.7%	-9.3%	-10.7%	-9.8%	-9.5%

(1) Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Billing and policy fees and other	$—	$—	$—	$—	$—	$—	$—	$3	$—	$3
Fee income:
Loss and loss adjustment expenses	$—	$1	$—	$—	$—	$—	$1	$1	$1	$2
Underwriting expenses	—	—	—	—	—	—	—	—	—	—
Total fee income	$—	$1	$—	$—	$—	$—	$1	$1	$1	$2

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Statutory underwriting
Gross written premiums	$791	$882	$763	$839	$799	$906	$799	$1,042	$3,275	$3,546
Net written premiums	$604	$840	$729	$808	$647	$849	$770	$1,043	$2,981	$3,309

Net earned premiums	$737	$766	$772	$770	$735	$751	$785	$958	$3,045	$3,229
Losses and loss adjustment expenses	341	299	307	359	300	330	329	439	1,306	1,398
Underwriting expenses	316	319	295	314	317	323	313	377	1,244	1,330
Statutory underwriting gain	80	148	170	97	118	98	143	142	495	501
Policyholder dividends	2	3	2	2	2	2	2	1	9	7
Statutory underwriting gain after policyholder dividends	$78	$145	$168	$95	$116	$96	$141	$141	$486	$494

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Net written premiums by market
Bond & Financial Products	$357	$524	$529	$514	$395	$531	$553	$551	$1,924	$2,030
International	247	316	200	294	252	318	217	492	1,057	1,279
Total	$604	$840	$729	$808	$647	$849	$770	$1,043	$2,981	$3,309

Net written premiums by product line
General liability	$143	$236	$233	$247	$168	$237	$249	$280	$859	$934
Fidelity & surety	172	248	246	229	178	253	255	232	895	918
International	247	316	200	294	252	318	217	492	1,057	1,279
Other	42	40	50	38	49	41	49	39	170	178
Total	$604	$840	$729	$808	$647	$849	$770	$1,043	$2,981	$3,309

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Revenues
Premiums	$1,910	$1,903	$1,912	$1,896	$1,840	$1,834	$1,835	$1,815	$7,621	$7,324
Net investment income	104	103	101	96	91	94	90	94	404	369
Other revenues	19	16	17	14	18	15	34	36	66	103
Total revenues	2,033	2,022	2,030	2,006	1,949	1,943	1,959	1,945	8,091	7,796

Claims and expenses
Claims and claim adjustment expenses	1,314	1,435	1,144	1,612	1,102	1,190	1,001	1,034	5,505	4,327
Amortization of deferred acquisition costs	361	362	360	354	330	322	319	314	1,437	1,285
General and administrative expenses	214	219	230	237	232	241	256	251	900	980
Total claims and expenses	1,889	2,016	1,734	2,203	1,664	1,753	1,576	1,599	7,842	6,592

Operating income (loss) before income taxes	144	6	296	(197)	285	190	383	346	249	1,204
Income tax expense (benefit)	36	(11)	90	(83)	88	48	121	109	32	366
Operating income (loss)	$108	$17	$206	$(114)	$197	$142	$262	$237	$217	$838

Other statistics
Effective tax rate on net investment income	20.1%	20.4%	20.2%	19.4%	19.5%	20.1%	19.5%	20.3%	20.1%	19.9%
Net investment income (after-tax)	$83	$82	$81	$77	$73	$75	$72	$75	$323	$295

Catastrophes, net of reinsurance:
Pre-tax	$115	$293	$40	$570	$64	$146	$38	$2	$1,018	$250
After-tax	$75	$190	$26	$370	$42	$95	$24	$1	$661	$162

Prior year reserve development - favorable (unfavorable)
Pre-tax	$10	$67	$65	$33	$60	$65	$48	$36	$175	$209
After-tax	$7	$43	$42	$22	$39	$42	$32	$22	$114	$135

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Underwriting gain (loss)	$12	$(75)	$113	$(200)	$112	$57	$168	$138	$(150)	$475
Net investment income	83	82	81	77	73	75	72	75	323	295
Other	13	10	12	9	12	10	22	24	44	68
Operating income (loss)	$108	$17	$206	$(114)	$197	$142	$262	$237	$217	$838

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	68.8%	75.4%	59.8%	85.0%	59.9%	64.9%	54.5%	57.0%	72.3%	59.1%
Underwriting expense ratio	29.0%	29.4%	29.9%	30.2%	29.5%	29.6%	30.2%	29.9%	29.6%	29.8%
Combined ratio	97.8%	104.8%	89.7%	115.2%	89.4%	94.5%	84.7%	86.9%	101.9%	88.9%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	95.7%	102.9%	86.8%	113.1%	87.5%	92.9%	82.9%	85.1%	99.6%	87.1%

Impact of catastrophes on combined ratio	6.0%	15.3%	2.1%	30.1%	3.5%	8.0%	2.0%	0.1%	13.4%	3.4%
Impact of prior year reserve development on combined ratio	-0.5%	-3.5%	-3.4%	-1.8%	-3.3%	-3.5%	-2.6%	-2.0%	-2.3%	-2.8%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Billing and policy fees and other	$22	$20	$19	$18	$20	$20	$21	$21	$79	$82

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Statutory underwriting
Gross written premiums	$1,853	$2,078	$2,126	$1,866	$1,763	$1,997	$2,028	$1,746	$7,923	$7,534
Net written premiums	$1,793	$2,002	$2,006	$1,793	$1,690	$1,907	$1,911	$1,717	$7,594	$7,225

Net earned premiums	$1,910	$1,903	$1,912	$1,896	$1,840	$1,834	$1,835	$1,815	$7,621	$7,324
Losses and loss adjustment expenses	1,314	1,435	1,143	1,613	1,102	1,190	1,001	1,038	5,505	4,331
Underwriting expenses	541	591	608	572	513	552	573	529	2,312	2,167
Statutory underwriting gain (loss)	$55	$(123)	$161	$(289)	$225	$92	$261	$248	$(196)	$826

Policies in force (in thousands)
Automobile	2,554	2,505	2,436	2,361	2,286	2,217	2,151	2,103	2,361	2,103
Homeowners and other (1)	4,971	4,902	4,794	4,672	4,563	4,477	4,386	4,294	4,672	4,294

(1)  In 3Q 2013, the Company sold the renewal rights related to its National Flood Insurance Program business.  Policies in force have been adjusted to exclude National Flood Insurance Program business for all periods presented.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Statutory underwriting

Gross written premiums	$904	$903	$911	$826	$835	$838	$834	$770	$3,544	$3,277
Net written premiums	$900	$899	$906	$822	$831	$834	$828	$765	$3,527	$3,258

Net earned premiums	$902	$891	$888	$875	$844	$837	$827	$812	$3,556	$3,320
Losses and loss adjustment expenses	641	674	659	778	594	599	591	636	2,752	2,420
Underwriting expenses	235	238	233	229	218	224	222	208	935	872
Statutory underwriting gain (loss)	$26	$(21)	$(4)	$(132)	$32	$14	$14	$(32)	$(131)	$28

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	71.1%	75.6%	74.1%	89.0%	70.4%	71.6%	71.5%	77.8%	77.4%	72.8%
Underwriting expense ratio	25.4%	25.9%	25.3%	26.5%	25.6%	26.2%	26.4%	26.2%	25.7%	26.1%
Combined ratio	96.5%	101.5%	99.4%	115.5%	96.0%	97.8%	97.9%	104.0%	103.1%	98.9%

Impact of catastrophes on combined ratio	1.0%	3.8%	0.4%	7.9%	1.0%	1.4%	0.3%	0.0%	3.3%	0.7%
Impact of prior year reserve development on combined ratio	-0.2%	0.0%	0.9%	1.9%	0.6%	0.0%	0.0%	1.8%	0.6%	0.6%

Catastrophe losses, net of reinsurance:
Pre-tax	$9	$34	$4	$69	$8	$12	$2	$—	$116	$22
After-tax	$6	$22	$3	$44	$6	$7	$1	$—	$75	$14

Prior year reserve development - favorable (unfavorable)
Pre-tax	$2	$—	$(8)	$(17)	$(6)	$—	$—	$(14)	$(23)	$(20)
After-tax	$1	$—	$(5)	$(11)	$(4)	$—	$—	$(10)	$(15)	$(14)

Policies in force (in thousands)	2,473	2,423	2,353	2,278	2,204	2,136	2,071	2,022
Change from prior year quarter	-1.0%	-3.2%	-5.9%	-8.7%	-10.9%	-11.8%	-12.0%	-11.2%
Change from prior quarter	-0.8%	-2.0%	-2.9%	-3.2%	-3.2%	-3.1%	-3.0%	-2.4%

(1) Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Billing and policy fees and other	$12	$10	$11	$9	$10	$9	$9	$9	$42	$37

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Statutory underwriting

Gross written premiums	$912	$1,135	$1,171	$1,002	$889	$1,119	$1,150	$936	$4,220	$4,094
Net written premiums	$855	$1,064	$1,056	$934	$820	$1,033	$1,039	$913	$3,909	$3,805

Net earned premiums	$973	$976	$986	$983	$957	$958	$969	$963	$3,918	$3,847
Losses and loss adjustment expenses	643	730	457	800	480	561	382	371	2,630	1,794
Underwriting expenses	262	309	315	294	255	293	313	286	1,180	1,147
Statutory underwriting gain (loss)	$68	$(63)	$214	$(111)	$222	$104	$274	$306	$108	$906

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	66.0%	74.8%	46.4%	81.4%	50.2%	58.6%	39.4%	38.5%	67.2%	46.6%
Underwriting expense ratio	29.0%	29.4%	29.0%	29.5%	29.8%	30.1%	30.8%	30.7%	29.2%	30.4%
Combined ratio	95.0%	104.2%	75.4%	110.9%	80.0%	88.7%	70.2%	69.2%	96.4%	77.0%

Impact of catastrophes on combined ratio	10.7%	26.1%	3.6%	50.3%	5.6%	13.9%	3.6%	0.0%	22.7%	5.8%
Impact of prior year reserve development on combined ratio	-1.1%	-6.9%	-7.3%	-4.9%	-6.7%	-6.7%	-5.0%	-5.1%	-5.0%	-5.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$104	$256	$35	$495	$54	$133	$35	$1	$890	$223
After-tax	$68	$166	$22	$322	$35	$87	$22	$1	$578	$145

Prior year reserve development - favorable (unfavorable)
Pre-tax	$10	$68	$71	$48	$65	$65	$48	$50	$197	$228
After-tax	$7	$44	$46	$31	$42	$42	$32	$32	$128	$148

Policies in force (in thousands) (3)	4,903	4,830	4,718	4,594	4,484	4,396	4,303	4,209
Change from prior year quarter	-0.2%	-2.1%	-4.6%	-6.9%	-8.5%	-9.0%	-8.8%	-8.4%
Change from prior quarter	-0.7%	-1.5%	-2.3%	-2.6%	-2.4%	-2.0%	-2.1%	-2.2%

(1) Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Billing and policy fees and other	$10	$8	$9	$8	$9	$10	$12	$12	$35	$43

(3)  In 3Q 2013, the Company sold the renewal rights related to its National Flood Insurance Program business.  Policies in force have been adjusted to exclude National Flood Insurance Program business for all periods presented.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Net written premiums
Automobile	$29	$28	$32	$26	$29	$27	$30	$26	$115	$112
Homeowners and other	9	11	12	11	10	13	14	13	43	50
Total net written premiums	$38	$39	$44	$37	$39	$40	$44	$39	$158	$162

Revenues
Premiums	$35	$36	$38	$38	$39	$39	$39	$40	$147	$157
Other revenues	—	—	1	—	—	—	1	—	1	1
Total revenues	35	36	39	38	39	39	40	40	148	158

Claims and expenses
Claims and claim adjustment expenses	31	31	27	34	28	30	28	31	123	117
Amortization of deferred acquisition costs	1	1	1	—	1	1	1	1	3	4
General and administrative expenses	42	42	61	51	40	34	37	36	196	147
Total claims and expenses	74	74	89	85	69	65	66	68	322	268

Operating loss before income taxes	(39)	(38)	(50)	(47)	(30)	(26)	(26)	(28)	(174)	(110)
Income taxes	(14)	(13)	(17)	(17)	(11)	(9)	(9)	(10)	(61)	(39)
Operating loss	$(25)	$(25)	$(33)	$(30)	$(19)	$(17)	$(17)	$(18)	$(113)	$(71)

Other statistics
Policies in force (in thousands)
Automobile	81	82	83	83	82	81	80	81
Homeowners and other	68	72	76	78	79	81	83	85

Catastrophes, net of reinsurance:
Pre-tax	$2	$3	$1	$6	$2	$1	$1	$1	$12	$5
After-tax	$1	$2	$1	$4	$1	$1	$1	$—	$8	$3

Prior year reserve development - favorable (unfavorable)
Pre-tax	$(2)	$(1)	$2	$2	$1	$—	$—	$—	$1	$1
After-tax	$(1)	$(1)	$1	$2	$1	$—	$—	$—	$1	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Revenues
Other revenues	$(4)	$—	$—	$(8)	$(2)	$1	$(3)	$(2)	$(12)	$(6)

Claims and expenses
Interest expense	96	96	93	93	92	86	91	92	378	361
General and administrative expenses	7	5	5	6	4	7	6	3	23	20
Total claims and expenses	103	101	98	99	96	93	97	95	401	381

Operating loss before income tax benefit	(107)	(101)	(98)	(107)	(98)	(92)	(100)	(97)	(413)	(387)
Income taxes	(39)	(35)	(36)	(42)	(35)	(33)	(35)	(36)	(152)	(139)
Operating loss	$(68)	$(66)	$(62)	$(65)	$(63)	$(59)	$(65)	$(61)	$(261)	$(248)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	December 31,	December 31,
	2013 (1)	2012

Assets
Fixed maturities, available for sale, at fair value (amortized cost $62,196 and $60,829)	$63,956	$65,393
Equity securities, available for sale, at fair value (cost $686 and $462)	943	645
Real estate investments	938	883
Short-term securities	3,882	3,483
Other investments	3,441	3,434
Total investments	73,160	73,838

Cash	294	330
Investment income accrued	734	752
Premiums receivable	6,125	5,872
Reinsurance recoverables	9,713	10,712
Ceded unearned premiums	801	856
Deferred acquisition costs	1,804	1,792
Deferred taxes	303	—
Contractholder receivables	4,328	4,806
Goodwill	3,634	3,365
Other intangible assets	351	381
Other assets	2,565	2,234
Total assets	$103,812	$104,938

Liabilities
Claims and claim adjustment expense reserves	$50,895	$50,922
Unearned premium reserves	11,850	11,241
Contractholder payables	4,328	4,806
Payables for reinsurance premiums	298	346
Deferred taxes	—	338
Debt	6,346	6,350
Other liabilities	5,299	5,530
Total liabilities	79,016	79,533

Shareholders’ equity
Common stock (1,750.0 shares authorized; 353.5 and 377.4 shares issued and outstanding)	21,500	21,161
Retained earnings	24,291	21,352
Accumulated other comprehensive income	810	2,236
Treasury stock, at cost (401.5 and 372.3 shares)	(21,805)	(19,344)
Total shareholders’ equity	24,796	25,405
Total liabilities and shareholders’ equity	$103,812	$104,938

(1)  Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2013	Yield (1)	2012	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$28,788	3.55%	$27,188	3.92%
Tax-exempt fixed maturities	35,168	3.84%	38,205	3.87%
Total fixed maturities	63,956	3.71%	65,393	3.89%

Non-redeemable preferred stocks	333	5.70%	135	6.27%
Common stocks	610		510
Total equity securities	943		645

Real estate investments	938		883

Short-term securities	3,882	0.15%	3,483	0.21%

Private equities	1,926		1,888
Hedge funds	390		381
Real estate partnerships	618		610
Trading securities	—		30
Other investments	507		525
Total other investments	3,441		3,434

Total investments	$73,160		$73,838

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,322		$3,103

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	December 31,	December 31,
	2013	2012
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,315	$2,222
Obligations of states and political subdivisions:
Pre-refunded	9,518	9,025
All other	26,044	29,656
Total	35,562	38,681
Debt securities issued by foreign governments	2,577	2,257
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,424	2,997
Corporates (including redeemable preferreds)	21,078	19,236
Total fixed maturities	$63,956	$65,393

Fixed Maturities

Quality Characteristics (1)

	December 31, 2013
	Amount	% of Total
Quality Ratings
Aaa	$27,209	42.5%
Aa	19,430	30.4
A	9,331	14.6
Baa	6,054	9.5
Total investment grade	62,024	97.0
Ba	1,025	1.6
B	428	0.7
Caa and lower	479	0.7
Total below investment grade	1,932	3.0
Total fixed maturities	$63,956	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.7

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Gross investment income
Fixed maturities	$620	$611	$604	$604	$586	$574	$571	$579	$2,439	$2,310
Short-term securities	2	3	3	2	2	2	3	4	10	11
Other	128	133	124	91	92	120	91	129	476	432
	750	747	731	697	680	696	665	712	2,925	2,753
Investment expenses	10	9	9	8	10	9	8	10	36	37
Net investment income, pre-tax	740	738	722	689	670	687	657	702	2,889	2,716
Income taxes	147	149	144	133	128	136	126	140	573	530
Net investment income, after-tax	$593	$589	$578	$556	$542	$551	$531	$562	$2,316	$2,186

Effective tax rate	19.9%	20.2%	20.0%	19.2%	19.2%	19.7%	19.1%	20.0%	19.8%	19.5%

Average invested assets (1)	$69,494	$69,623	$69,813	$70,419	$69,996	$69,701	$70,419	$72,165	$69,863	$70,697

Average yield pre-tax (1)	4.3%	4.2%	4.1%	3.9%	3.8%	3.9%	3.7%	3.9%	4.1%	3.8%
Average yield after-tax	3.4%	3.4%	3.3%	3.2%	3.1%	3.2%	3.0%	3.1%	3.3%	3.1%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Net realized investment gains (losses)
Fixed maturities	$8	$17	$14	$14	$11	$14	$5	$6	$53	$36
Equity securities	3	2	—	(1)	6	4	(1)	1	4	10
Other (1)	(1)	(15)	(16)	26	(7)	149	(26)	4	(6)	120
Realized investment gains (losses) before tax	10	4	(2)	39	10	167	(22)	11	51	166
Related taxes	5	—	1	13	1	58	(3)	4	19	60
Net realized investment gains (losses)	$5	$4	$(3)	$26	$9	$109	$(19)	$7	$32	$106

Gross investment gains (1)	$121	$78	$78	$97	$108	$352	$12	$57	$374	$529
Gross investment losses before impairments (1)	(107)	(70)	(77)	(54)	(93)	(183)	(31)	(41)	(308)	(348)
Net investment gains before impairments	14	8	1	43	15	169	(19)	16	66	181
Other-than-temporary impairment losses	(4)	(4)	(3)	(4)	(5)	(2)	(3)	(5)	(15)	(15)
Net realized investment gains (losses) before tax	10	4	(2)	39	10	167	(22)	11	51	166
Related taxes	5	—	1	13	1	58	(3)	4	19	60
Net realized investment gains (losses)	$5	$4	$(3)	$26	$9	$109	$(19)	$7	$32	$106

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2012	2012	2012	2012	2013	2013	2013	2013

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$4,166	$4,392	$4,870	$4,564	$4,121	$2,349	$2,142	$1,760
Equity securities & other	181	176	209	197	274	250	252	270
Unrealized investment gains before tax	4,347	4,568	5,079	4,761	4,395	2,599	2,394	2,030
Related taxes	1,509	1,588	1,764	1,658	1,531	907	835	708

Balance, end of period	$2,838	$2,980	$3,315	$3,103	$2,864	$1,692	$1,559	$1,322

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$47	$25	$27	$26	$56	$287	$—	$—	$125	$343
Gross investment Treasury future losses	$41	$38	$35	$25	$75	$153	$—	$—	$139	$228

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	December 31,	December 31,
	2013	2012
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$4,707	$5,256
Allowance for uncollectible reinsurance	(239)	(258)
Net reinsurance recoverables (i)	4,468	4,998
Mandatory pools and associations (ii)	1,897	2,549
Structured settlements (iii)	3,348	3,165
Total reinsurance recoverables	$9,713	$10,712

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Reinsurer	Predominant Reinsurer	2013	2012
Munich Re Group	A+ second highest of 16 ratings	$525	$550
Swiss Re Group	A+ second highest of 16 ratings	491	517
Alleghany Group	A third highest of 16 ratings	254	302
XL Capital Group	A third highest of 16 ratings	242	266
NKSJ Holdings Inc Group	A+ second highest of 16 ratings	242	220

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2013, after deducting mandatory pools and associations and structured settlement balances, $3.6 billion, or 80%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 20% of net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 11% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.4 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at December 31, 2013.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Group	Predominant Insurer	2013	2012
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$972	$981
Metlife	A+ second highest of 16 ratings	456	474
Genworth Financial Group	A third highest of 16 ratings	429	437
John Hancock Group (1)	A+ second highest of 16 ratings	255	190
Symetra Financial Corporation	A third highest of 16 ratings	248	256

(1) December 31, 2013 includes $71 million from Dominion acquisition.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$31,131	$31,006	$31,126	$31,051	$31,120	$30,929	$31,006	$31,029	$31,131	$31,120
Incurred	1,663	2,057	1,860	2,147	1,668	1,970	1,920	1,805	7,727	7,363
Paid	(1,792)	(1,932)	(1,937)	(2,080)	(1,860)	(1,892)	(1,901)	(1,941)	(7,741)	(7,594)
Foreign exchange and other	4	(5)	2	2	1	(1)	4	(1)	3	3
End of period	$31,006	$31,126	$31,051	$31,120	$30,929	$31,006	$31,029	$30,892	$31,120	$30,892

Financial, Professional & International Insurance
Beginning of period	$6,019	$6,045	$5,992	$5,894	$5,849	$5,757	$5,673	$5,714	$6,019	$5,849
Incurred	341	299	307	359	300	330	329	439	1,306	1,398
Paid	(361)	(307)	(453)	(411)	(316)	(399)	(361)	(504)	(1,532)	(1,580)
Acquired reserves, foreign exchange and other (1)	46	(45)	48	7	(76)	(15)	73	1,771	56	1,753
End of period	$6,045	$5,992	$5,894	$5,849	$5,757	$5,673	$5,714	$7,420	$5,849	$7,420

Personal Insurance
Beginning of period	$3,749	$3,740	$3,807	$3,583	$3,687	$3,529	$3,466	$3,294	$3,749	$3,687
Incurred	1,314	1,435	1,143	1,613	1,102	1,190	1,001	1,038	5,505	4,331
Paid	(1,323)	(1,368)	(1,367)	(1,509)	(1,260)	(1,253)	(1,173)	(1,076)	(5,567)	(4,762)
End of period	$3,740	$3,807	$3,583	$3,687	$3,529	$3,466	$3,294	$3,256	$3,687	$3,256

Total
Beginning of period	$40,899	$40,791	$40,925	$40,528	$40,656	$40,215	$40,145	$40,037	$40,899	$40,656
Incurred	3,318	3,791	3,310	4,119	3,070	3,490	3,250	3,282	14,538	13,092
Paid	(3,476)	(3,607)	(3,757)	(4,000)	(3,436)	(3,544)	(3,435)	(3,521)	(14,840)	(13,936)
Acquired reserves, foreign exchange and other (1)	50	(50)	50	9	(75)	(16)	77	1,770	59	1,756
End of period	$40,791	$40,925	$40,528	$40,656	$40,215	$40,145	$40,037	$41,568	$40,656	$41,568

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$167	$—	$—	$—	$190	$—	$167	$190
Environmental	—	90	—	—	—	65	—	—	90	65
All other	(248)	(148)	(208)	(120)	(113)	(120)	(226)	(121)	(724)	(580)
Total Business Insurance (2)	(248)	(58)	(41)	(120)	(113)	(55)	(36)	(121)	(467)	(325)

Financial, Professional & International Insurance
Asbestos	—	—	8	—	—	—	—	—	8	—
All other	(46)	(96)	(95)	(69)	(58)	(72)	(74)	(102)	(306)	(306)
Total Financial, Professional & International Insurance	(46)	(96)	(87)	(69)	(58)	(72)	(74)	(102)	(298)	(306)

Personal Insurance	(10)	(67)	(65)	(33)	(60)	(65)	(48)	(36)	(175)	(209)
Total	$(304)	$(221)	$(193)	$(222)	$(231)	$(192)	$(158)	$(259)	$(940)	$(840)

(1)  Includes Dominion acquired reserves in 4Q 2013.

(2)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Asbestos reserves
Beginning reserves:
Gross	$2,780	$2,724	$2,660	$2,771	$2,689	$2,626	$2,566	$2,686	$2,780	$2,689
Ceded	(341)	(340)	(335)	(324)	(311)	(292)	(288)	(263)	(341)	(311)
Net	2,439	2,384	2,325	2,447	2,378	2,334	2,278	2,423	2,439	2,378
Incurred losses and loss expenses:
Gross	—	—	171	—	—	—	190	—	171	190
Ceded	—	—	4	—	—	—	—	—	4	—
Losses paid:
Gross	56	64	60	82	62	60	71	80	262	273
Ceded	(1)	(5)	(7)	(13)	(19)	(4)	(25)	(7)	(26)	(55)
Foreign exchange and other:
Gross	—	—	—	—	(1)	—	1	—	—	—
Ceded	—	—	—	—	—	—	—	—	—	—
Ending reserves:
Gross	2,724	2,660	2,771	2,689	2,626	2,566	2,686	2,606	2,689	2,606
Ceded	(340)	(335)	(324)	(311)	(292)	(288)	(263)	(256)	(311)	(256)
Net	$2,384	$2,325	$2,447	$2,378	$2,334	$2,278	$2,423	$2,350	$2,378	$2,350

Environmental reserves
Beginning reserves:
Gross	$346	$321	$396	$380	$352	$340	$399	$371	$346	$352
Ceded	(5)	(4)	(9)	(7)	(5)	(4)	(11)	(12)	(5)	(5)
Net	341	317	387	373	347	336	388	359	341	347
Incurred losses and loss expenses:
Gross	—	96	3	—	—	72	—	—	99	72
Ceded	—	(6)	(3)	—	—	(7)	—	—	(9)	(7)
Losses paid:
Gross	25	21	19	28	12	13	28	34	93	87
Ceded	(1)	(1)	(5)	(2)	(1)	—	1	(3)	(9)	(3)
Acquired reserves, foreign exchange and other: (1)
Gross	—	—	—	—	—	—	—	18	—	18
Ceded	—	—	—	—	—	—	—	(2)	—	(2)
Ending reserves:
Gross	321	396	380	352	340	399	371	355	352	355
Ceded	(4)	(9)	(7)	(5)	(4)	(11)	(12)	(11)	(5)	(11)
Net	$317	$387	$373	$347	$336	$388	$359	$344	$347	$344

(1)  Includes Dominion acquired reserves in 4Q 2013.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	December 31,	December 31,
	2013	2012
Debt

Short-term debt
Commercial paper	$100	$100
5.00% Senior notes due March 15, 2013 (1)	—	500
Total short-term debt	100	600

Long-term debt
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	—
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	6,261	5,761
Unamortized fair value adjustment	51	52
Unamortized debt issuance costs	(66)	(63)
	6,246	5,750
Total debt	6,346	6,350

Common equity (excluding net unrealized investment gains, net of tax)	23,474	22,302

Total capital (excluding net unrealized investment gains, net of tax)	$29,820	$28,652

Total debt to capital (excluding net unrealized investment gains, net of tax)	21.3%	22.2%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	December 31,	December 31,
	2013 (1)	2012

Statutory basis surplus	$21,123	$20,048

GAAP adjustments

Goodwill and intangible assets	3,816	3,573

Investments	2,541	5,351

Noninsurance companies	(4,453)	(4,302)

Deferred acquisition costs	1,804	1,792

Deferred federal income tax	(1,259)	(2,220)

Current federal income tax	(32)	(9)

Reinsurance recoverables	160	201

Furniture, equipment & software	708	664

Employee benefits	2	(13)

Agents balances	135	151

Other	251	169

Total GAAP adjustments	3,673	5,357

GAAP shareholders’ equity	$24,796	$25,405

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Cash flows from operating activities
Net income	$806	$499	$864	$304	$896	$925	$864	$988	$2,473	$3,673
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(4)	2	(39)	(10)	(167)	22	(11)	(51)	(166)
Depreciation and amortization	216	196	206	209	219	216	207	225	827	867
Deferred federal income tax expense	119	6	96	2	131	20	(19)	35	223	167
Amortization of deferred acquisition costs	971	976	986	977	948	950	953	970	3,910	3,821
Equity in income from other investments	(114)	(114)	(43)	(71)	(74)	(101)	(72)	(110)	(342)	(357)
Premiums receivable	(151)	(317)	161	169	(155)	(248)	161	296	(138)	54
Reinsurance recoverables	495	257	174	(473)	390	357	355	182	453	1,284
Deferred acquisition costs	(984)	(1,016)	(1,005)	(909)	(954)	(958)	(950)	(897)	(3,914)	(3,759)
Claims and claim adjustment expense reserves	(504)	(95)	(597)	656	(751)	(377)	(556)	(373)	(540)	(2,057)
Unearned premium reserves	117	229	160	(383)	187	158	138	(456)	123	27
Other	(147)	(166)	497	22	(297)	(53)	534	78	206	262
Net cash provided by operating activities	814	451	1,501	464	530	722	1,637	927	3,230	3,816

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,615	2,552	1,688	2,514	2,123	1,778	2,016	1,987	8,369	7,904
Proceeds from sales of investments:
Fixed maturities	223	319	182	363	234	338	588	475	1,087	1,635
Equity securities	15	7	9	6	36	14	7	29	37	86
Real estate investments	—	3	—	50	—	—	—	18	53	18
Other investments	203	183	130	319	174	207	164	217	835	762
Purchases of investments:
Fixed maturities	(2,604)	(2,596)	(2,477)	(2,770)	(2,339)	(2,149)	(2,004)	(2,975)	(10,447)	(9,467)
Equity securities	(10)	(23)	(6)	(9)	(13)	(27)	(10)	(7)	(48)	(57)
Real estate investments	(5)	(53)	(4)	(33)	(6)	(53)	(6)	(42)	(95)	(107)
Other investments	(114)	(107)	(71)	(242)	(95)	(114)	(103)	(134)	(534)	(446)
Net sales (purchases) of short-term securities	226	141	(408)	158	109	(28)	(1,974)	2,004	117	111
Securities transactions in course of settlement	248	(171)	(24)	(76)	180	(120)	220	(259)	(23)	21
Acquisition, net of cash acquired	—	—	—	—	—	—	—	(997)	—	(997)
Other	(92)	(41)	(96)	(94)	(100)	(57)	(97)	(119)	(323)	(373)
Net cash provided by (used in) investing activities	(295)	214	(1,077)	186	303	(211)	(1,199)	197	(972)	(910)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Cash flows from financing activities
Payment of debt	—	(258)	—	—	(500)	—	—	—	(258)	(500)
Issuance of debt	—	—	—	—	—	—	494	—	—	494
Dividends paid to shareholders	(161)	(180)	(178)	(175)	(175)	(191)	(183)	(180)	(694)	(729)
Issuance of common stock - employee share options	77	93	77	48	98	41	19	48	295	206
Treasury stock acquired - share repurchase authorization	(354)	(353)	(349)	(418)	(300)	(300)	(800)	(1,000)	(1,474)	(2,400)
Treasury stock acquired - net employee share-based compensation	(52)	—	—	(1)	(58)	(1)	(1)	(1)	(53)	(61)
Excess tax benefits from share-based payment arrangements	12	7	13	6	21	8	14	8	38	51
Net cash used in financing activities	(478)	(691)	(437)	(540)	(914)	(443)	(457)	(1,125)	(2,146)	(2,939)

Effect of exchange rate changes on cash	3	(2)	3	—	(6)	(3)	6	—	4	(3)

Net increase (decrease) in cash	44	(28)	(10)	110	(87)	65	(13)	(1)	116	(36)
Cash at beginning of period	214	258	230	220	330	243	308	295	214	330
Cash at end of period	$258	$230	$220	$330	$243	$308	$295	$294	$330	$294

Income taxes paid (received)	$20	$276	$14	$(122)	$27	$468	$229	$333	$188	$1,057
Interest paid	$35	$156	$35	$149	$35	$149	$22	$149	$375	$355

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2013 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees and other to net earned premiums. The ratio of losses and loss expenses incurred to premiums earned and other underwriting expenses to net premiums written are defined and used in connection with statutory accounting.  The loss and LAE and the underwriting expense ratio are the GAAP equivalents to the statutory ratios, and they are calculated on the same basis as the statutory ratios.  In the opinion of the Company’s management, the loss and LAE ratio, the underwriting expense ratio and the combined ratio are important indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business, and overall profitability, respectively.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory basis surplus represents the excess of an insurance company’s assets over its liabilities in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in Canada, the United Kingdom and the Republic of Ireland, and on an international basis through Lloyd’s.  The segment includes Bond & Financial Products as well as International.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.